UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

ImmunoGen, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Social Post

SOCIAL POST

X

$IMGN Today we announced @AbbVie’s proposed acquisition of ImmunoGen for $31.26 per share in cash - for a total equity value of approximately $10.1 billion. Read the full press release here: <insert bitly link>

LinkedIn

In a move that accelerates our ability to disrupt the progression of cancer and offer our #patients #moregooddays, today we announced @AbbVie’s proposed acquisition of ImmunoGen for $31.26 per share in cash - for a total equity value of approximately $10.1 billion. Read the full press release here: <insert bitly link>

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Additional Information and Where to Find It

This communication relates to the proposed acquisition of ImmunoGen, Inc. (“ImmunoGen”) by AbbVie Inc. (“Parent”). This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, ImmunoGen plans to file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. ImmunoGen may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by ImmunoGen with the SEC.

BEFORE MAKING ANY VOTING DECISION, IMMUNOGEN’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY IMMUNOGEN WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at an ImmunoGen stockholder meeting to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in ImmunoGen’s proxy statement. Stockholders may obtain a free copy of the proxy statement and other documents ImmunoGen files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. ImmunoGen makes available free of charge on its investor relations website at www.immunogen.com copies of materials it files with, or furnishes to, the SEC.

The proposed transaction will be implemented solely pursuant to the Agreement and Plan of Merger, by and among ImmunoGen, Athene Subsidiary LLC, Athene Merger Sub Inc. and Parent, dated as of November 30, 2023 (the “Merger Agreement”), which contains the full terms and conditions of the proposed transaction.

Participants in the Solicitation

ImmunoGen and certain of its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from ImmunoGen’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of ImmunoGen’s directors and executive officers in ImmunoGen’s definitive proxy statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2023 and in the Company’s Current Report on Form 8-K filed with the SEC on September 18, 2023. Additional information concerning the interests of ImmunoGen’s participants in the solicitation, which may, in some cases, be different than those of ImmunoGen’s stockholders generally, will be set forth in ImmunoGen’s proxy statement relating to the proposed transaction when it is filed with the SEC and other materials that may be filed with the SEC in connection with the proposed transaction when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the ImmunoGen’s website at www.immunogen.com.

Cautionary Statement Regarding Forward Looking Statements

This communication includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those implied by the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of ImmunoGen and members of its senior management team and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the proposed transaction, similar transactions, prospective performance, future plans, events, expectations, performance, objectives and opportunities and the outlook for ImmunoGen’s business; the commercial success of ImmunoGen’s products; the anticipated timing of clinical data; the possibility of unfavorable results from clinical trials; the timing of and receipt of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of factors. Factors that could cause future results to differ materially from such expectations include, but are not limited to: uncertainties as to the timing of the merger; uncertainties as to how many of ImmunoGen’s stockholders will vote their stock in favor of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to the consummation of the proposed transaction, including the ability to secure regulatory approvals and stockholder approval on the terms expected, at all or in a timely manner; the effects of the transaction (or the announcement or pendency thereof) on relationships with associates, customers, manufacturers, suppliers, employees (including the risks relating to the ability to retain or hire key personnel), other business partners or governmental entities; transaction costs; the risk that the merger will divert management’s attention from ImmunoGen’s ongoing business operations or otherwise disrupts ImmunoGen’s ongoing business operations; changes in ImmunoGen’s businesses during the period between now and the closing; certain restrictions during the pendency of the proposed transaction that may impact ImmunoGen’s ability to pursue certain business opportunities or strategic transactions; risks associated with litigation; the successful execution of the collaboration with Takeda and their development and commercialization efforts; the timing and outcome of ImmunoGen's clinical development processes; the difficulties inherent in the development of novel pharmaceuticals, including uncertainties as to the timing, expense, and results of clinical trials and regulatory processes; the timing and outcome of anticipated interactions with regulatory authorities; the risk that ImmunoGen may not be able to obtain adequate price and reimbursement for any approved products, including the potential for delays or additional difficulties for ELAHERE in light of the FDA granting accelerated approval; and other factors as set forth in ImmunoGen’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2023, ImmunoGen’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission on April 28, 2023, July 31, 2023 and November 2, 2023, and other reports filed with the Securities and Exchange Commission. The forward-looking statements in this communication speak only as of the date of this communication. ImmunoGen undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by applicable law. The information set forth herein speaks only as of the date hereof.

To: All Company

From: Mark Enyedy

Date: November 30, 2023

Subject: AbbVie to Acquire ImmunoGen for $10.1B

Colleagues,

I am writing to share some exciting and important news with you this morning. In a joint press release, we announced that ImmunoGen has entered into an agreement to be acquired by AbbVie for $31.26 per ImmunoGen share in cash for a total value of approximately $10.1 billion. The Board of Directors and I believe this agreement fully recognizes the value of the company that we’ve built and our future potential to deliver more good days to people living with cancer.

This transaction is the culmination of our 40-year commitment to develop and deliver the next-generation of ADCs and more good days for people living with cancer. AbbVie is a global biopharmaceutical company with a deep and growing oncology pipeline across solid tumors and hematologic malignancies and the capabilities required to address some of the world's greatest health challenges. With five ADCs in various stages of development and more on the way, ImmunoGen’s pipeline of novel ADCs complements and enhances AbbVie’s ongoing efforts in the space. Correspondingly, AbbVie’s global commercial infrastructure and deep clinical and regulatory expertise will accelerate geographic and label expansion and realize the full potential of ELAHERE as the first and only ADC approved in ovarian cancer and advance our platform and remaining portfolio.

Today’s announcement is the first step in a lengthy process. The transaction is expected to close in the middle of 2024, subject to ImmunoGen shareholder approval, regulatory approvals, and other customary closing conditions. At the time of closing, ImmunoGen will become a wholly owned subsidiary of AbbVie. Until then, ImmunoGen remains a separate public company and will operate as a standalone business. In other words, it’s “business as usual” for Team ImmunoGen until further notice. Patients are waiting, and it’s up to us to continue to make progress with purpose as we work to bring ELAHERE to patients in Europe, expand the label in the US, and advance our earlier-stage clinical programs and research platform.

I invite everyone to join me and the Executive Committee for an All Company Zoom this morning at 8:30 AM EST. I’ll share additional insight into the deal, outline the communications opportunities available to you today, and I’ll open the floor to answer any immediate questions you might have. I encourage you to arrive ready to engage and with a celebratory coffee in hand.

Over the last 40 years, ImmunoGen has had a remarkable journey. Some might even call it “one hell of a story.” I hope you are as excited as I am about the prospects for our science in the very capable hands of the combined AbbVie and ImmunoGen. Thank you all for your hard work in bringing us to where we are today: shoulder-to-shoulder and working to target a better now.

Mark

An invitation for today’s All Company Zoom is forthcoming from Employee Communications. Please make every effort to attend as the meeting will not be recorded.

Today’s announcement will likely engender interest from a variety of external sources. Should you receive any investor or media inquiries directly, do not respond and forward any questions or requests for comment to Courtney O’Konek (Executive Director, Corporate Communications).

Additional Information and Where to Find It

This communication relates to the proposed acquisition of ImmunoGen, Inc. (“ImmunoGen”) by AbbVie Inc. (“Parent”). This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, ImmunoGen plans to file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. ImmunoGen may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by ImmunoGen with the SEC.

BEFORE MAKING ANY VOTING DECISION, IMMUNOGEN’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY IMMUNOGEN WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at an ImmunoGen stockholder meeting to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in ImmunoGen’s proxy statement. Stockholders may obtain a free copy of the proxy statement and other documents ImmunoGen files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. ImmunoGen makes available free of charge on its investor relations website at www.immunogen.com copies of materials it files with, or furnishes to, the SEC.

The proposed transaction will be implemented solely pursuant to the Agreement and Plan of Merger, by and among ImmunoGen, Athene Subsidiary LLC, Athene Merger Sub Inc. and Parent, dated as of November 30, 2023 (the “Merger Agreement”), which contains the full terms and conditions of the proposed transaction.

Participants in the Solicitation

ImmunoGen and certain of its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from ImmunoGen’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of ImmunoGen’s directors and executive officers in ImmunoGen’s definitive proxy statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2023 and in the Company’s Current Report on Form 8-K filed with the SEC on September 18, 2023. Additional information concerning the interests of ImmunoGen’s participants in the solicitation, which may, in some cases, be different than those of ImmunoGen’s stockholders generally, will be set forth in ImmunoGen’s proxy statement relating to the proposed transaction when it is filed with the SEC and other materials that may be filed with the SEC in connection with the proposed transaction when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the ImmunoGen’s website at www.immunogen.com.

Cautionary Statement Regarding Forward Looking Statements

This communication includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those implied by the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of ImmunoGen and members of its senior management team and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the proposed transaction, similar transactions, prospective performance, future plans, events, expectations, performance, objectives and opportunities and the outlook for ImmunoGen’s business; the commercial success of ImmunoGen’s products; the anticipated timing of clinical data; the possibility of unfavorable results from clinical trials; the timing of and receipt of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of factors. Factors that could cause future results to differ materially from such expectations include, but are not limited to: uncertainties as to the timing of the merger; uncertainties as to how many of ImmunoGen’s stockholders will vote their stock in favor of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to the consummation of the proposed transaction, including the ability to secure regulatory approvals and stockholder approval on the terms expected, at all or in a timely manner; the effects of the transaction (or the announcement or pendency thereof) on relationships with associates, customers, manufacturers, suppliers, employees (including the risks relating to the ability to retain or hire key personnel), other business partners or governmental entities; transaction costs; the risk that the merger will divert management’s attention from ImmunoGen’s ongoing business operations or otherwise disrupts ImmunoGen’s ongoing business operations; changes in ImmunoGen’s businesses during the period between now and the closing; certain restrictions during the pendency of the proposed transaction that may impact ImmunoGen’s ability to pursue certain business opportunities or strategic transactions; risks associated with litigation; the successful execution of the collaboration with Takeda and their development and commercialization efforts; the timing and outcome of ImmunoGen's clinical development processes; the difficulties inherent in the development of novel pharmaceuticals, including uncertainties as to the timing, expense, and results of clinical trials and regulatory processes; the timing and outcome of anticipated interactions with regulatory authorities; the risk that ImmunoGen may not be able to obtain adequate price and reimbursement for any approved products, including the potential for delays or additional difficulties for ELAHERE in light of the FDA granting accelerated approval; and other factors as set forth in ImmunoGen’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2023, ImmunoGen’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission on April 28, 2023, July 31, 2023 and November 2, 2023, and other reports filed with the Securities and Exchange Commission. The forward-looking statements in this communication speak only as of the date of this communication. ImmunoGen undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by applicable law. The information set forth herein speaks only as of the date hereof.

ALL COMPANY MEETING ME Script

Thank you, everyone, for joining us this morning on such short notice.

As you will have read in this morning’s memo and the related press release, ImmunoGen has entered into an agreement to be acquired by AbbVie for $31.26 per ImmunoGen share – in cash – for a total of over $10 billion.

The Board of Directors and I believe this agreement fully recognizes the value of the company and expertise that we’ve built over the last 40 years and our future potential to deliver more good days to people living with cancer.

It’s also a transaction with a strong strategic rationale. For those of you who are unfamiliar, AbbVie is a global biopharmaceutical company with a deep and growing oncology pipeline across solid tumors and hematologic malignancies and the capabilities required to address some of the world's greatest health challenges.

•	Founded in 2013 as a spinoff of Abbot Laboratories and headquartered in Chicago, AbbVie employs more than 50,000 in 70 countries;
•	Since the spinoff, AbbVie has invested more than $55B to research, develop, and discover new medicines;
•	They’ve ushered 25 major products or indications through to approval;
•	And they count immunology, neuroscience, eye care, aesthetics, and oncology as their therapeutic areas of focus.

Along with many other in the industry, AbbVie has sought to expand its oncology portfolio with ADCs and is now pursing five product candidates in various stages of development, with more on the way.

To this end, our platform and pipeline nicely complements and enhances AbbVie’s ongoing efforts – in both oncology and ADCs

Correspondingly, their global commercial infrastructure and deep clinical and regulatory expertise will accelerate geographic and label expansion and help realize the full potential of ELAHERE as the first and only ADC approved in ovarian cancer as well as advance our platform and remaining portfolio.

ALL COMPANY MEETING ME Script

We’ll share more about AbbVie in the coming days, but in short: this deal represents a tremendous opportunity for ImmunoGen, our employees, our shareholders, and our patients.

So what does this all mean in practical terms?

We expect the deal will close in the middle of 2024, subject to the satisfaction of customary closing conditions and regulatory approvals, including the tender by shareholders of a majority of ImmunoGen’s outstanding shares.

In the interim, it means it’s “business as usual” at ImmunoGen. Our strategy has not changed. Our objectives have not changed. ImmunoGen remains a separate public company and we will operate as a standalone business. And, given the value AbbVie places on our deep talent pool and dedication to improving patient outcomes, we expect everyone will continue their roles until closing.

A few additional points we want to highlight as you think about this transaction and what it means for you:

•	All of your RSUs and options, vested or unvested, will be cashed out at closing.
•	All existing benefits will continue through closing.
•	For any employee that continues on with AbbVie after the closing, you will receive your base salary and a target annual bonus that is at least as favorable as that provided to you at closing, as well as employee benefits that are at least as favorable in the aggregate as the benefits provided to you at closing. This commitment will extend for the period of one year following the closing of the merger.
•	All employment offers that have been extended or accepted prior to today will be honored.

In the lead-up to the closing, we will work closely with Audrey and the HR team to develop our approach to integration planning, ongoing communications channels, and more.

ALL COMPANY MEETING ME Script

For the remainder of today:

•	We invite everyone to join AbbVie’s call with the investment community at 9AM – so just about X minutes from now. The call will be webcast through AbbVie’s Investor Relations website at investors.abbvie.com; this information is also available in the “Conference Call” section of today’s press release.
•	After this meeting, you will receive an invitation from your ExCo member to join a functional Zoom. You will not receive any new information in those meetings; rather, it’s an opportunity to ask any further questions you might have.
•	And finally, for those of you based in Waltham, you’ll receive an invitation to a small gathering this afternoon at 4PM in the Innovation Zone. We’ll pop a few bottles and have a few snacks to celebrate today’s achievement.

Just one final note from me before we open it up for questions: I extend my thanks and congratulations to Stacy Coen for orchestrating this deal. I’d also like to thank the working group for their ongoing support and for the extended team who worked into the wee hours of this morning to finalize all of the materials required for today’s announcement. Stacy – while you’re top of mind, can I ask you to say a word or two about today’s announcement and AbbVie as a whole?

Great, thanks for that insight, Stac. With that, I’ll open it up for questions. Court, a little help?

Great, thanks for joining, everyone. I hope you can join the AbbVie call here in a few minutes and I look forward to seeing those of you in Waltham later today in the Innovation Zone. In the meantime, please direct any specific questions you might have to your ExCo leader.

ALL COMPANY MEETING ME Script

Additional Information and Where to Find It

This communication relates to the proposed acquisition of ImmunoGen, Inc. (“ImmunoGen”) by AbbVie Inc. (“Parent”). This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, ImmunoGen plans to file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. ImmunoGen may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by ImmunoGen with the SEC.

BEFORE MAKING ANY VOTING DECISION, IMMUNOGEN’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY IMMUNOGEN WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at an ImmunoGen stockholder meeting to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in ImmunoGen’s proxy statement. Stockholders may obtain a free copy of the proxy statement and other documents ImmunoGen files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. ImmunoGen makes available free of charge on its investor relations website at www.immunogen.com copies of materials it files with, or furnishes to, the SEC.

The proposed transaction will be implemented solely pursuant to the Agreement and Plan of Merger, by and among ImmunoGen, Athene Subsidiary LLC, Athene Merger Sub Inc. and Parent, dated as of November 30, 2023 (the “Merger Agreement”), which contains the full terms and conditions of the proposed transaction.

Participants in the Solicitation

ImmunoGen and certain of its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from ImmunoGen’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of ImmunoGen’s directors and executive officers in ImmunoGen’s definitive proxy statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2023 and in the Company’s Current Report on Form 8-K filed with the SEC on September 18, 2023. Additional information concerning the interests of ImmunoGen’s participants in the solicitation, which may, in some cases, be different than those of ImmunoGen’s stockholders generally, will be set forth in ImmunoGen’s proxy statement relating to the proposed transaction when it is filed with the SEC and other materials that may be filed with the SEC in connection with the proposed transaction when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the ImmunoGen’s website at www.immunogen.com.

ALL COMPANY MEETING ME Script

Cautionary Statement Regarding Forward Looking Statements

This communication includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those implied by the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of ImmunoGen and members of its senior management team and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the proposed transaction, similar transactions, prospective performance, future plans, events, expectations, performance, objectives and opportunities and the outlook for ImmunoGen’s business; the commercial success of ImmunoGen’s products; the anticipated timing of clinical data; the possibility of unfavorable results from clinical trials; the timing of and receipt of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of factors. Factors that could cause future results to differ materially from such expectations include, but are not limited to: uncertainties as to the timing of the merger; uncertainties as to how many of ImmunoGen’s stockholders will vote their stock in favor of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to the consummation of the proposed transaction, including the ability to secure regulatory approvals and stockholder approval on the terms expected, at all or in a timely manner; the effects of the transaction (or the announcement or pendency thereof) on relationships with associates, customers, manufacturers, suppliers, employees (including the risks relating to the ability to retain or hire key personnel), other business partners or governmental entities; transaction costs; the risk that the merger will divert management’s attention from ImmunoGen’s ongoing business operations or otherwise disrupts ImmunoGen’s ongoing business operations; changes in ImmunoGen’s businesses during the period between now and the closing; certain restrictions during the pendency of the proposed transaction that may impact ImmunoGen’s ability to pursue certain business opportunities or strategic transactions; risks associated with litigation; the successful execution of the collaboration with Takeda and their development and commercialization efforts; the timing and outcome of ImmunoGen's clinical development processes; the difficulties inherent in the development of novel pharmaceuticals, including uncertainties as to the timing, expense, and results of clinical trials and regulatory processes; the timing and outcome of anticipated interactions with regulatory authorities; the risk that ImmunoGen may not be able to obtain adequate price and reimbursement for any approved products, including the potential for delays or additional difficulties for ELAHERE in light of the FDA granting accelerated approval; and other factors as set forth in ImmunoGen’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2023, ImmunoGen’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission on April 28, 2023, July 31, 2023 and November 2, 2023, and other reports filed with the Securities and Exchange Commission. The forward-looking statements in this communication speak only as of the date of this communication. ImmunoGen undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by applicable law. The information set forth herein speaks only as of the date hereof.